Exhibit 99.1

Press Release

CONTACT:

Ryan Coleman

Alpha IR Group

Tel: (312) 445-2862

PRMW@alpha-ir.com

PRIMO WATER CORPORATION ANNOUNCES INTENTION TO OFFER €450 MILLION OF SENIOR NOTES

TAMPA, FL – October 8, 2020 – Primo Water Corporation (NYSE:PRMW; TSX:PRMW) (the “Company” or “Primo”), today announced that its wholly owned subsidiary, Primo Water Holdings Inc. (the “Issuer”), intends, subject to market and other customary conditions, to offer €450 million aggregate principal amount of senior notes due 2028 (the “Notes”) in a private offering. The Notes and the related guarantees will be offered, by the initial purchasers, only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act and other applicable laws and, if an investor is a resident of a member state of the European Economic Area (the “EEA”) or the United Kingdom (“UK”), only to such an investor that is a qualified investor (within the meaning of Article 2(e) of Regulation (EU) 2017/1129 (the “Prospectus Regulation”)). The Notes will be guaranteed by Primo and certain of its existing subsidiaries that are obligors under the Company’s senior secured credit facility, 5.50% Senior Notes due 2024 (the “2024 Notes”) and 5.50% Senior Notes due 2025.

The Issuer intends to use the net proceeds from this offering, together with borrowings under the Company’s revolving credit facility, to redeem all of Primo’s outstanding 2024 Notes and to pay the related premium, fees and expenses (the “Redemption”).

This press release is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities, nor does it constitute an offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale is unlawful.

The Notes and the related guarantees have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute a notice of redemption of the 2024 Notes. The Notes may be offered and sold in Canada on a private placement basis in certain provinces to accredited investors in reliance on available exemptions from the prospectus requirement of applicable Canadian securities laws.

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Safe Harbor Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements convey management’s expectations as to the future based on plans, estimates and projections at the time Primo makes the statements. Forward-looking statements involve inherent risks and uncertainties and Primo cautions you that several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this press release include, but are not limited to, statements related to the Issuer’s intention to offer the Notes, the principal amount and maturity date of the Notes and the Issuer’s use of the net proceeds therefrom. The forward-looking statements are based on assumptions regarding the ability and time necessary to satisfy the conditions to the closing of the Notes Offering and the consummation of the Redemption, and management’s current plans and estimates. Management believes these assumptions to be reasonable but there is no assurance that they will prove to be accurate. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to the risk factors contained in Primo’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q, as well as other filings with the Securities and Exchange Commission. Primo does not undertake to update or revise any of these statements in light of new information or future events, except as expressly required by applicable law.

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This document is not an offer to sell or a solicitation of an offer to purchase securities in the United States, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Notes may not be sold in the United States unless they are registered under the Securities Act or are exempt from registration. The offering of Notes described in this announcement and any related guarantees has not been and will not be registered under the Securities Act, and accordingly any offer or sale of Notes and such guarantees may be made only in a transaction exempt from the registration requirements of the Securities Act.

MiFID II professionals/ECPs-only / No PRIIPs KID – Manufacturer target market (MIFID II product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPS key information document (KID) has been prepared as not available to retail investors in the EEA or the UK.

Promotion of the Notes in the UK is restricted by the Financial Services and Markets Act 2000 (the “FSMA”), and accordingly, the Notes are not being promoted to the general public in the UK. This announcement is for distribution only to, and is only directed at, persons who (i) have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion)

Press Release

Order 2005, as amended (the “Financial Promotion Order”), (ii) are persons falling within Article 49(2)(a) to (d) (high net worth companies, unincorporated associations, etc.) of the Financial Promotion Order, or (iii) are persons to whom an invitation or inducement to engage in investment activity within the meaning of section 21 of the FSMA in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This announcement is directed only at relevant persons and must not be acted on or relied on by anyone who is not a relevant person. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.

In addition, if and to the extent that this announcement is communicated in, or the offer of securities to which it relates is made in, any EEA member state or the UK, this announcement and the offering of any securities described herein are only addressed to and directed at persons in that member state who are “qualified investors” within the meaning of the Prospectus Regulation (or who are other persons to whom the offer may lawfully be addressed) and must not be acted on or relied on by other persons in that state. The offer and sale of the Notes will be made pursuant to an exception under the Prospectus Regulation from the requirement to produce a prospectus for offers of securities. This announcement does not constitute a prospectus within the meaning of the Prospectus Regulation or an offer to the public.

PROHIBITION OF SALES TO RETAIL INVESTORS IN THE EEA AND THE UK

The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA or in the UK. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (“MiFID II”); or (ii) a customer within the meaning of Directive EU 2016/97 (as amended or superseded, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in the Prospectus Regulation. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the EEA or the UK has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA or the UK may be unlawful under the PRIIPS Regulation.

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